Exhibit 10.40

SUPPLEMENTAL INDENTURE NO. 1 (this “Supplemental Indenture”), dated as of February 13, 2012, between Zipcar Vehicle Financing LLC (“ZVF”) and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”) to the Amended and Restated Series 2010-1 Supplement, dated as of May 11, 2011 (as amended, modified, restated or supplemented from time to time, the “Series 2010-1 Supplement”), between ZVF and the Trustee, to the Amended and Restated Base Indenture, dated as of May 11, 2011, between ZVF and the Trustee (as amended, modified or supplemented as of the date hereof, exclusive of Series Supplements, the “Base Indenture”).

WITNESSETH:

WHEREAS, ZVF and the Trustee wish to amend the Series 2010-1 Supplement to modify certain definitions therein as herein set forth;

WHEREAS, Sections 12.2 and 12.3 of the Base Indenture and Section 6.9 of the Series 2010-1 Supplement permit ZVF and the Trustee to effect certain amendments to the Series 2010-1 Supplement, subject to the conditions set forth therein;

WHEREAS, each Series 2010-1 Noteholder, each Conduit Investor and each Committed Note Purchaser wishes to consent to the terms hereof;

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

AGREEMENTS

1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Base Indenture or, if not defined therein, the Series 2010-1 Supplement.

2. Consent. By agreeing, acknowledging and consenting to this Supplemental Indenture by their signatures below, each Series 2010-1 Noteholder, each Conduit Investor and each Committed Note Purchaser hereby consents to the amendments effected by this Supplemental Indenture.

3. Amendments to the Series 2010-1 Supplement.

(a) The defined term “Series 2010-1 Program Vehicle Depreciation Enhancement Amount,” appearing in Article I, clause (b) of the Series 2010-1 Supplement, is hereby deleted in its entirety and replaced with the following defined term:

“ “Series 2010-1 Program Vehicle Depreciation Enhancement Amount” means, as of any date of determination, the product of (a) the Series 2010-1 Required Asset Amount Percentage as of the immediately preceding Business Day and (b) the sum of the Program Vehicle Depreciation Enhancement Amounts for all Pre-MRE Eligible Program Vehicles as of such date.”

4. Effectiveness. This Supplemental Indenture shall be effective upon delivery of executed signature pages by all parties hereto and satisfaction of the conditions set forth in Section 12.3 of the Base Indenture and Section 6.9 of the Series 2010-1 Supplement.

5. Reference to and Effect on the Series 2010-1 Supplement; Ratification.

(a) Except as specifically amended above, the Series 2010-1 Supplement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Supplemental Indenture shall not operate as a waiver of any right, power or remedy of any party hereto under the Series 2010-1 Supplement, or constitute a waiver of any provision of any other agreement.

(c) Upon the effectiveness hereof, each reference in the Series 2010-1 Supplement to “Series Supplement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Series 2010-1 Supplement, and each reference in any other Related Document to “Series 2010-1 Supplement”, “Amended and Restated Series 2010-1 Supplement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Series 2010-1 Supplement, shall mean and be a reference to the Series 2010-1 Supplement as amended hereby.

6. Counterparts; Facsimile Signature. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Any signature page to this Supplemental Indenture containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

7. Governing Law. THIS SUPPLEMENTAL INDENTURE, AND ALL MATTERS ARISING OUT OF OR RELATING HERETO IN ANY WAY WHATSOEVER (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Headings. The descriptive headings of the various sections of this Supplemental Indenture are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

9. Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Supplemental Indenture. Whenever possible each provision of this Supplemental Indenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplemental Indenture shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplemental Indenture.

10. Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

11. Liability. The Trustee shall not be responsible for the validity or sufficiency of this Supplemental Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

ZIPCAR VEHICLE FINANCING LLC,

By:	/s/ Edward G. Goldfinger
Name: Edward G. Goldfinger
Title: Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Irene Siegel
Name: Irene Siegel
Title: Vice President

By:	/s/ Maria Inoa
Name: Maria Inoa
Title: Associate

AGREED, ACKNOWLEDGED AND CONSENTED:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as the Series 2010-1 Noteholder and Committed Note Purchaser

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as Conduit Investor

By:	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Attorney-in-Fact

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director